UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 22, 2019
INTEGER HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________________

Delaware	1-16137	16-1531026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, Suite 1150, Plano, Texas	75024
(Address of principal executive offices)	(Zip Code)
(214) 618-5243
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITGR	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2019 Annual Meeting of Stockholders of Integer Holdings Corporation (the “Company”) was held on May 22, 2019. At the 2019 Annual Meeting, stockholders approved each of management’s proposals, which consisted of: (i) the election of ten (10) directors, all of whom were then serving as directors of the Company, for a term of one (1) year and until their successors are elected and qualified; (ii) the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2019; and (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers.
The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval. The following table reflects the tabulation of the votes with respect to each director who was elected at the 2019 Annual Meeting:

Name:	Shares FOR:	Shares WITHHELD:	Broker NON VOTE:
Pamela G. Bailey	28,548,524	712,744	1,450,970
Joseph W. Dziedzic	28,972,669	288,599	1,450,970
James F. Hinrichs	29,094,824	166,444	1,450,970
Jean Hobby	29,055,079	206,189	1,450,970
M. Craig Maxwell	29,094,918	166,350	1,450,970
Filippo Passerini	28,992,939	268,329	1,450,970
Bill R. Sanford	28,622,169	639,099	1,450,970
Peter H. Soderberg	28,553,021	708,247	1,450,970
Donald J. Spence	28,930,522	330,746	1,450,970
William B. Summers, Jr.	28,686,251	575,017	1,450,970
The following table reflects the tabulation of the votes with respect to the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Integer Holdings Corporation for fiscal year 2019:

FOR:	29,860,964
AGAINST:	845,664
ABSTAINED:	5,610
The following table reflects the tabulation of the votes with respect to the approval, on an advisory basis, of the compensation of Integer Holdings Corporation’s named executive officers:

FOR:	28,224,550
AGAINST:	1,000,220
ABSTAINED:	36,498
Broker NON-VOTE:	1,450,970

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	May 23, 2019	INTEGER HOLDINGS CORPORATION

		By:	/s/ Jason K. Garland
Jason K. Garland
Executive Vice President and Chief Financial Officer